EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                               Regarding Units of

                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase

                              Dated August 31, 2007



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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

             AT 12:00 MIDNIGHT, EASTERN TIME, ON SEPTEMBER 28, 2007,
                     AND THIS NOTICE OF WITHDRAWAL MUST BE

             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
              ON SEPTEMBER 28, 2007, UNLESS THE OFFER IS EXTENDED.


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          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                           c/o Citigroup Fund Services
                               Two Portland Square
                              Portland, Maine 04101
                        Attn: Tender Offer Administrator


                           For additional information:


                              Phone: (800) 239-0418

                               Fax: (207) 879-6206

Robeco-Sage Multi-Strategy Fund, L.L.C.


Ladies and Gentlemen:


         The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Multi-Strategy Fund, L.L.C. (the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _________________________.


This tender was in the amount of:

         [ ]        All Units.

         [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $100,000, or such other amount as is determined by the Board of Managers must be maintained in the Fund (the "Required Minimum Balance.")

                   $_________________________

         [ ] Portion of Units. (Must have a value greater than: $100,000, or such other amount as is determined by the Board of Managers.)

                   Number of Units:___________________

         [ ]       All Units in excess of the Required Minimum Balance.


         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund (or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.




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

Robeco-Sage Multi-Strategy Fund, L.L.C.


SIGNATURE(S).

FOR INDIVIDUAL INVESTORS                                     FOR OTHER INVESTORS:
AND JOINT TENANTS:



------------------------------------                         ------------------------------------

Signature                                                    Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

 ON INVESTOR CERTIFICATION)



------------------------------------                         ------------------------------------

Print Name of Investor                                       Signature

                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                             ON INVESTOR CERTIFICATION)



------------------------------------                         ------------------------------------

Joint Tenant Signature if necessary                          Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

 ON INVESTOR CERTIFICATION)



------------------------------------                         ------------------------------------

Print Name of Joint Tenant                                   Co-signatory if necessary

                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                              ON INVESTOR CERTIFICATION)



                                                             ------------------------------------

                                                             Print Name and Title of Co-signatory


Date:
         ---------------------------




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